UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): January 15, 2014

CHINA MEDIA GROUP CORPORATION

(Exact Name of Registrant as Specified in Charter)

Texas	5813	75-3016844
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

No. 55 Jalan Snuker 13/28, Tadisma Business Park, Section 13, 40100 Shah Alam, Selangor, Malaysia
(Address of principal executive offices) Tel: +60355197079 Fax: +60355190839 (Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On January 15, 2014, China Media Group Corporation ("CMG" or the "Company") sold its 100% interests in its subsidiaries Good World Investments Limited; Ateam Resources Sdn. Bhd.; Beijng Ren Ren Health Promotion Limited; and Ren Ren Media Group Limited to KR Global Ventures Sdn Bhd (the "Purchaser") for consideration of US $5,000 and the assumption of certain debts, pursuant to a Sale and Purchase Agreement ("SP Agreement").

The Companies sold were engaged in the trading of electronic products, light appliances and advertising businesses.

The Company's management believes this transaction affords the Company the opportunity to streamline its trading operation and focus its Product Services, while removing debt from the corporate books.

The Share Purchase Agreement is attached hereto as Exhibit 10.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2014	CHINA MEDIA GROUP CORPORATION

By: /s/ MOHD MAHYUDIN ZAINAL
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Name: MOHD MAHYUDIN ZAINAL
Title: President